Investor Presentation September 5, 2007

Forward looking statement This presentation may contain "forward-looking statements" that involve risks and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp. and Stifel Nicolaus ("SF" or the "Company"). Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company's Annual and Quarterly Reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission. To supplement our financial statements presented in accordance with GAAP, the management uses certain non-GAAP measures of financial performance and liquidity. These non-GAAP measures are in addition to results prepared by the Company in accordance with GAAP, and should only be considered together with the Company's GAAP results. Certain statements in the following presentation relate to future results that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995.

Stifel Profile General Parent Company: Stifel Financial Corp. (NYSE:SF) Nearly 3,000 associates in 170 offices U.S. and Europe Management and associates own in excess of 46% of the firm Strong financial performance; 11 years of record net revenue Market Information Current Share Price $60.00 52 Week High/Low $62.04 - $31.26 Shares Outstanding 14.9 million Market Cap $900 million Book Value/Share $26.04

Stifel History Founded in St. Louis in 1890 Strong track record in 20's - 50's as an innovative underwriter Led numerous significant financings Mackinac Bridge & O'Hare Airport NYSE Member firm 1958 Seven successful acquisitions from 60's - 90's. IPO NYSE 1983 Symbol - SF

Stifel Nicolaus Today Highly Regarded Private Client Group Manages $55 billion in Client Assets Broad Institutional Equity and Fixed Income origination and distribution capabilities Market-recognized fixed income expertise One of the largest domestic Equity Research franchises off Wall Street Extensive Investment Banking platform Approximately 3,000 employees in 170 offices in the US and Europe Private Client Group Over 1,100 Investment Executives in 140 offices throughout the United States Institutional Sales and Trading More than 260 professionals in 16 U.S. offices and 3 offices in Europe. Full coverage of major domestic and European institutions Investment Banking Over 165 banking professionals in 15 U.S. offices

Growing Brokerage Position

Estimated Ownership Profile

Strong Relative Performance Versus Industry 2000 vs 2006 5 Year Versus Peers

Record Results

Demonstrated Steady Growth

Stifel Stock Performance as of 8/9/07 Number One Brokerage Stock (YTD & over the last 3 and 5 Years)

Stifel's Values Drive Growth

Excellent Platform Drives Growth Unmatched Client Support Best Technology in Industry

Private Client Group

Equity Capital Markets 2006 Combined Investment Banking Highlights Advised on 51 M&A Transactions for total consideration of $11.8 billion Completed 24 private placements raising $946 million Served as manager or co-manager in 61 public offerings raising $10.4 billion Award winning research 6 StarMine Stock picking and estimate accuracy awards 8 Wall Street Journal Awards Four #1s and Four other awards

Leading Capital Markets Platform One of the Largest Full-Service Investment Banks Off Wall Street Investment Banking Approximately 140 investment banking professionals covering ten industry groups and two product groups Equity Research 149 research professionals Covering nine industry sectors and 38 sub-sectors 710 companies under coverage Equity Trading 42-person Equity Trading Team Market making in over 760 equity issues Syndicate 9 professionals Marketing, distribution, pricing and stabilization of underwritings Institutional Equity Sales & Trading 89-person Equity Sales and Trading Team Approx. 1,058 active institutional accounts

We are a Top Ten Research House US Research Marketplace (measured by US stocks under coverage)

Providing Award Winning Research By Industry Business & Consumer Services Financial Institutions Healthcare Real Estate Technology Telecommunications & Media Transportation Industrial Closed End Funds By Market Cap

Fixed Income Capital Markets Net Revenues $53.6 million up 195% from prior year During year involved in 156 offerings as sole, senior, or co-manager Nine Dedicated Fixed Income Industry Groups: General Obligation/ Revenue Bonds TIF/TDD Development financing Public Transportation Not-for-profit 503C(3) Orgs School Districts Healthcare Higher and Secondary Schools Special Project Financing Affordable And Senior Housing